UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2013

CATHAY GENERAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware	1-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California	90012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On December 9, 2013, the United States Department of the Treasury (the “Treasury”) closed an underwritten secondary public offering (the “Warrant Offering”) of 1,846,374 warrants (the “Warrants”) of Cathay General Bancorp, a Delaware corporation (the “Company”), representing the right to purchase an aggregate of up to that same number of shares (the “Warrant Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”). The Warrants have an exercise price of $20.96 per share and expire on December 5, 2018. In connection with the Warrant Offering, the Company entered into an underwriting agreement, dated as of December 3, 2013, among the Company, Treasury and Deutsche Bank Securities Inc., as representative of the several underwriters specified therein (the “Underwriting Agreement”). The Warrants have been approved for listing on The NASDAQ Stock Market under the symbol “CATYW.”

The public offering price and the allocation of the Warrants in the Warrant Offering were determined by an auction process. The public offering price of the Warrants was equal to $7.20 per Warrant. The Company did not receive any of the proceeds of the Warrant Offering.

Also in connection with the Warrant Offering, the Company entered into a warrant agreement, dated as of December 4, 2013, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent (the “Warrant Agreement”). Additionally, the Company, pursuant to the terms of the Underwriting Agreement, and each of its executive officers and directors, pursuant to the terms of “lock up” agreements in substantially the form included in the Underwriting Agreement, agreed, subject to specified exceptions, not to offer, sell or dispose of any Warrants or shares of Common Stock for a period of 45 days.

The Warrant Offering described in this Current Report on Form 8-K is more fully described in a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on December 4, 2013, supplementing the prospectus dated December 3, 2013, as filed with the Commission as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-192636) (the “Registration Statement”). The foregoing descriptions of the Underwriting Agreement and the Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1 and 4.1, respectively.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated as of December 3, 2013, among Cathay General Bancorp, the United States Department of the Treasury and Deutsche Bank Securities Inc., as representative of the several underwriters specified therein.

4.1	Warrant Agreement, dated as of December 4, 2013, between Cathay General Bancorp and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form 8-A filed December 4, 2013).

Exhibit No.	Description of Exhibit

4.2	Form of Warrant (incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement on Form 8-A filed December 4, 2013).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, regarding the Warrants.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHAY GENERAL BANCORP
Date: December 9, 2013

	By:	/s/ Heng W. Chen
Heng W. Chen Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of December 3, 2013, among Cathay General Bancorp, the United States Department of the Treasury and Deutsche Bank Securities Inc., as representative of the several underwriters specified therein.

4.1	Warrant Agreement, dated as of December 4, 2013, between Cathay General Bancorp and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form 8-A filed December 4, 2013).

4.2	Form of Warrant (incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement on Form 8-A filed December 4, 2013).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, regarding the Warrants.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).